Convertible Debentures	9 Months Ended
Sep. 30, 2024
Convertible Debentures [Abstract]
CONVERTIBLE DEBENTURES

NOTE 9 – CONVERTIBLE DEBENTURES

Securities Purchase Agreement

On April 15, 2024, the Company entered into the Purchase Agreement with each of the Purchasers and JGB, as collateral agent for the Purchasers (the “Agent”). In accordance with the Purchase Agreement JGB purchased an aggregate of $6,350,000 in principal amount of the Debentures. On April 15, 2024, the Company issued the Debentures due on April 15, 2027 for a principal sum of $11,830,000.

Debentures

The Debentures bear interest at a rate equal to the prime interest rate plus 5.75% per annum (subject to increase upon the occurrence and continuance of an Event of Default (as defined in the Debentures)), require monthly principal payments of $140,000 beginning on October 15, 2024, have a maturity date of April 15, 2027 and are convertible, in whole or in part, at any time after their issuance date at the option of the Purchasers, into shares of the Company’s common stock at a conversion price equal to $3.00 per share (the “Conversion Price”), subject to adjustment as set forth in the Debentures. The Conversion Price of the Debentures is subject to anti-dilution protection upon subsequent equity issuances, subject to certain exceptions, provided that the Conversion Price shall not be adjusted to a price less than $2.23 per share, the closing price of the Company’s Common Stock on Nasdaq on the day immediately preceding the Closing Date.

The Company’s obligations under the Debentures may be accelerated, at the Purchasers’ election or upon the occurrence of certain customary events of default. The Debentures contain customary representations, warranties and covenants including among other things and subject to certain exceptions, covenants that restrict the Company from incurring additional indebtedness, creating or permitting liens on assets, amending its charter documents and bylaws, repurchasing or otherwise acquiring more than a de minimis number of its Common Stock or equivalents thereof, repaying outstanding indebtedness, paying dividends or distributions, assigning or selling certain assets, making or holding any investments, and entering into transactions with affiliates. In addition, at any time within sixty days after the Closing Date, and provided that $5.0 million remains on deposit in a certain blocked account, the Company may elect to redeem up to an aggregate of $5.0 million of the Debentures. Effective June 21, 2024, the Company elected not to redeem the additional $5 million.

As of September 30, 2024, the net carrying amount of the convertible debt instrument is $5.6 million, of which $1.5 million is short term. The loan has unamortized debt discount and issuance cost of $296 thousand and $419 thousand, respectively. The estimated fair value (Level 3) of the convertible debt instrument was $5.6 million as of September 30, 2024. As of September 30, 2024, interest of $570 thousand was paid as it was incurred.

The Company’s future loan payments, which are presented as current portion of convertible debenture, net and Convertible debentures, net of current portion on the Company’s accompanying unaudited condensed consolidated balance sheet as of September 30, 2024, are as follows:

September 30, 2024
Convertible debenture principal	$6,327
Unamortized debt discount and issuance costs	(715)
Outstanding balance, Net	5,612
Less: current portion	(1,540)
Long-term portion	$4,072